SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
[ ] Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(C) or ss. 240.14a-12

                    American Physicians Service Group, Inc.
                (Name of Registrant as Specified In Its Charter)

                    American Physicians Service Group, Inc.
                   (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(I)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                    American Physicians Service Group, Inc.
                          1301 Capital of Texas Highway
                               Austin, Texas 78746

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held June 8, 1999

         Notice is hereby given that the Annual Meeting of Shareholders of American Physicians Service Group, Inc., a Texas corporation (the "Company"), will be held at the Lakeway Inn located at 101 Lakeway Drive, Austin, Texas 78734, on Tuesday, June 8, 1999 at 8:00 a.m., Austin, Texas time, for the following purposes:

         (a)     To elect four directors to serve on the Board of Directors; and

         (b) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The accompanying Proxy Statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

         Only shareholders of record at the close of business on April 22, 1999, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment(s) thereof.

         You are cordially invited and urged to attend the meeting, but if you are unable to attend the meeting, you are requested to sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. If you attend the meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.


                                              By Order of the Board of Directors



                                              W. H. HAYES, Sr. VP and Secretary

Austin, Texas
May 10, 1999

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
                          1301 Capital of Texas Highway
                               Austin, Texas 78746

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held June 8, 1999

         This Proxy Statement is sent to shareholders of American Physicians Service Group, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at the Lakeway Inn located at 101 Lakeway Drive, Austin, Texas 78734, on Tuesday, June 8, 1999 at 8:00 a.m., Austin, Texas time, and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and regular employees of the Company. The Company may also engage the service of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy were first mailed to shareholders on or about May 10, 1999.

         Unless the context indicates otherwise, the "Company" includes the Company and all of the other direct and indirect subsidiaries of the Company on a consolidated basis.

                                  ANNUAL REPORT

         Enclosed is an Annual Report to Shareholders for the year ended December 31, 1998, including audited financial statements. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

         Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of the Company of such revocation, (b) by voting in person at the meeting, or
(c) by executing and delivering to the Secretary of the Company a later dated proxy.

                 OUTSTANDING COMMON STOCK; CERTAIN SHAREHOLDERS

         The voting securities of the Company are shares of its common stock, $.10 par value (the "Common Stock"), each share of which entitles the holder thereof to one vote on each matter properly brought before the meeting. Only shareholders of record at the close of business on April 22, 1999 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment(s) thereof. At April 22, 1999, the Company had outstanding and entitled to vote 2,997,783 shares of Common Stock.

         The following table sets forth certain information as of April 22, 1999 regarding the amount and nature of the beneficial ownership of Common Stock by
(a) each person who is known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director and nominee for director of the Company, (c) each executive officer of the Company named in the Summary Compensation Table below, and (d) all officers and directors of the Company as a group:

                                        Amount and Nature              Percent
Name and Address of                       of Beneficial                  of
Beneficial Owner                        Ownership(1)(2)                 Class
-------------------------------------------------------------------------------

Kenneth S. Shifrin..........................516,825                      16.5
 1301 Capital of Texas Highway
 Austin, Texas 78746

Dimensional Fund Advisors, Inc. (4).........244,200                       8.1
 1299 Ocean Ave., 11th Floor
 Santa Monica, California 90401

Franklin Resources, Inc. ...................247,000                       8.2
 777 Mariners Island Blvd.
 San Mateo, California 94403

Heartland Advisors, Inc. ...................369,200                      12.3
 790 North Milwaukee St.
 Milwaukee, Wisconsin 53202

Duane K. Boyd...............................131,800                       4.3
George S. Conwill............................24,834                        .8
W. H. Hayes.................................139,000                       4.5
Robert L. Myer...............................54,000                       1.8
William A. Searles...........................72,000                       2.3

All officers and directors as
 a group (8 persons)(2)(3)..................993,959                      28.5

(1) Except as otherwise indicated, each individual has sole voting and investment power with respect to all shares owned by such individual.

(2) The number of shares beneficially owned by officers and directors includes the following number of shares subject to options that are presently exercisable or exercisable within 60 days after April 22, 1999: Mr. Shifrin, 134,000; Mr. Boyd, 45,000; Mr. Conwill, 23,834; Mr.
         Hayes, 104,000; Mr. Myer, 54,000; Mr. Searles, 72,000. The number of shares beneficially owned by all directors and officers as a group, including the above-named directors, includes 488,334 shares subject to options that are presently exercisable or exercisable within 60 days after April 22, 1999.

(3) Includes the president and chairman of the board, if any, of each of the Company's consolidated subsidiaries.

(4) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 244,200 shares of American Physicians Service Group, Inc. common stock as of December 31, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         Set forth below is information concerning aggregate cash compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers who received in excess of $100,000 in salary and bonuses during any of the last three years.


                                                                                       Long Term
                                           Annual Compensation                        Compensation
                                                                                        Awards
                                                                                                          All Other
                                                                  Other Annual        Securities         Compensation
Name and Principal             Fiscal    Salary ($)   Bonus       Compensation        Underlying           ($) (1)
Position                        Year                    ($)            ($)            Options (#)
---------------------------  ----------- -----------  ---------  ---------------- -------------------  -----------------

Kenneth S. Shifrin,             1998        173,438     40,050         --              185,000              2,066
  Chairman & CEO
                                1997        112,500     50,800         --               35,000              2,492

                                1996        112,500     44,500         --               50,000              4,527
Duane K. Boyd, Jr., Sr. VP      1998        135,000     35,000         --               45,000              2,074

                                1997        140,000    136,000         --               20,000              2,497

                                1996        150,000    108,300         --               25,000              4,536
William H. Hayes, Sr. VP        1998         88,466     17,700         --               65,000              2,074

                                1997         86,160     21,400         --               20,000              2,497

                                1996         86,160     19,200         --               25,000              4,536
George S. Conwill, VP           1998        118,519    125,000         --               25,000              1,595

                                1997        119,174         --         --                 --                1,880

                                1996        120,000         --         --               10,000              4,202


(1)   Consists of Company contributions to the Company's 401(k) plan.


OPTIONS GRANTED DURING LAST FISCAL YEAR

         The following table provides information related to options granted to the named executive officers during 1998. The Company does not have any outstanding stock appreciation rights.

                        Option Grants in Last Fiscal Year
                                Individual Grants


                            Number of                                                    Potential realizable value
                            securities      Percent of                                   at assumed annual rates of
                            underlying      total options                                stock price appreciation for
                            Options         granted to         Exercise     Expiration   option term:
Name                        granted         employees in     Price ($/Sh)      Date
                            (#)(1)          fiscal year
--------------------------  --------------- ---------------  -------------- ------------

                                                                                                 5%($)(2)    10%($)(2)
--------------------------  --------------- ---------------  -------------- ------------ ------------------------------

Kenneth S. Shifrin              105,000           18%             $7.25         03/27/03          210,319       464,751
                                 80,000           13%             $4.00         10/21/03           88,410       195,363
Duane K. Boyd, Jr.               20,000           3%              $7.25         03/27/03           40,061        88,524
                                 25,000           4%              $4.00         10/21/03           27,628        61,051
William H. Hayes                 40,000           7%              $7.25         03/27/03           80,122       177,048
                                 25,000           4%              $4.00         10/21/03           27,628        61,051
George S. Conwill                25,000           4%              $7.25         03/27/03           50,076       110,655
All employees as a group        391,500           100%              (3)               (3)         644,659     1,424,527

                                            -------------------------------



                                                          5% ($)         10% ($)
                                                          ------         -------
Total potential stock price appreciation from
dates of stock option grants for all stockholders
at assumed rates of stock price appreciation (4)        6,850,151     15,137,043

Potential realizable value of options granted to
all employees, as a percentage of total  potential
stock price  appreciation  from dates of stock
option grants for all stockholders at assumed rates
of stock price appreciation from the exercise price.       9.4%          9.4%

(1)These options were granted at fair market value at the time of grant and vest in three annual installments beginning one year after grant.

(2)The potential realizable value of the options granted in 1998 was calculated by multiplying those options by the excess of (a) the assumed market value, of the underlying Common Stock five years from grant date of the options if the market value of Common Stock were to increase 5% or 10% in each year of the option's 5-year term over (b) the exercise price shown. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission rules and no representation is made that the Common Stock will appreciate at these assumed rates or at all.

(3)Options were granted under the Company's stock option program throughout 1998 with various expiration dates through the year 2003. The average exercise price of all options granted to employees in 1998 is $5.96.

(4) Based on an average price of $5.96 on the grant dates, and a total of 4,160,083 shares of Common Stock outstanding.

       OPTION EXERCISES DURING 1998 AND OPTION VALUES AT DECEMBER 31, 1998

         The following table provides information related to options exercised by the named executive officers during 1998 and the number and value of options held at December 31, 1998. The Company does not have any outstanding stock appreciation rights.


                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                                   Number of Securities             Value of Unexercised
                                                              Underlying Unexercised Options      In-the-Money Options at
                                                                         at Fiscal                         Fiscal
                                                                         Year-End                       Year-End (2)
                                                              -------------------------------- -------------------------------
                         Shares Acquired
        Name             on Exercise (#)     Value Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
                                                 ($)(1)            (#)             (#)             ($)             ($)
----------------------  ------------------- ------------------ -------------  ---------------  -------------  ---------------

Kenneth S. Shifrin              --                 --             70,333         224,667          31,250          40,000
Duane K. Boyd                   --                 --             23,666          66,334            --            12,500
William H. Hayes              20,000             52,500           73,666          86,334          87,500          12,500
George S. Conwill              2,500              9,844           12,500          28,334           7,293             --



(1) The Value Realized was calculated by subtracting the per share exercise price of the option from the closing price for the Company's Common Stock on the date of exercise and multiplying the difference by the number of shares of Common Stock underlying the option.

(2) The Value of Unexercised In-the-Money Options is before any income taxes and was calculated by subtracting the per share exercise price of the option from the closing price for the Company's Common Stock on December 31, 1998 ($4.50) and multiplying the difference by the number of shares of Common Stock underlying the option.

Compensation of Directors

         Outside directors receive a fee of $1,000 for each meeting of the Board of Directors that they attend. Mr. Myer has requested that the Company make a $1,000 charitable contribution for each meeting in lieu of a fee to him. Mr. Shifrin does not receive separate compensation for his service as director.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The Company is engaged in several highly competitive industries. In order to succeed, the Company believes that it must be able to attract and retain qualified executives. To achieve this objective, the Company has structured an executive compensation system tied to operating performance that the Company believes has enabled it to attract and retain key executives.

         During 1998, the Compensation Committee was comprised of Robert L. Myer and William A. Searles, both of whom are outside directors.

         During 1998, the Compensation Committee had primary responsibility for determining executive compensation levels. The Board as a whole maintains a philosophy that compensation of executive officers, specifically including that of the Chief Executive Officer, should be linked to both operating and stock price performance. A portion of the management compensation has been comprised of bonuses, based on operating and stock price performance, with a particular emphasis on the attainment of planned objectives. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Stock options are granted from time to time to members of management, based primarily on such person's potential contribution to the Company's growth and profitability. The Committee feels that options are an effective incentive for managers to create value for stockholders since the value of an option bears a direct relationship to the Company's stock price.

         For 1998, the Company's executive compensation program consisted of base salary and a bonus based upon the achievement of specific performance measurements. Executives of subsidiaries of the Company were paid a bonus based upon achieving a targeted pretax income. The Chief Executive Officer was paid a bonus for 1998 based upon implementing new growth initiatives.

         The Company's objective is to obtain a financial performance that achieves several goals over time, including earnings-per-share growth, stock price growth and a proper diversification of business risks. The Committee believes that its compensation policy promotes those objectives that compensation levels during 1998 adequately reflect the Company's compensation goals and policies.

                           Compensation Committee:            Robert L. Myer and
                                                              William A. Searles

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 1, 1998 the Company invested in the preferred stock of Uncommon Care, Inc., a developer and operator of specialized care facilities for those with Alzheimer's disease. The preferred shares owned by the Company are convertible into approximately a 34% interest in the equity of Uncommon Care.
The Company also extended a $2.4 million secured line of credit to Uncommon Care. Certain officers, directors and employees of the Company also invested in the preferred stock of Uncommon Care, paying the same price per share for their investment as the Company. These same officers, directors and employees also funded their pro rata portion of the line of credit that was extended to Uncommon Care. The investments were as follows:
                                                                      Initial
      Name                               Title                      Ownership %
     -------                             -------                   ------------
Duane K. Boyd, Jr.                       Senior VP                          .95
William H. Hayes                         Senior VP                          .38
Robert L. Myer                           Director                           .86
William A. Searles                       Director                           .49
Kenneth S. Shifrin                       Chairman and CEO                   .57
All others                                                                  .29

         The Company has also extended a $1.0 million unsecured line of credit to Uncommon Care. Mr. Boyd, Mr. Searles and Mr. Shifrin are members of Uncommon Care's Board of Directors.

         In May 1998, the Company formed APS Asset Management, Inc. with an initial ownership of 95%. Asset Management was organized to manage fixed income and equity assets for institutional and individual clients on a fee basis. Certain officers, directors and employees of the Company also invested in Asset Management, paying the same price per share as the Company. There investments are as follows:

                                                                      Initial
      Name                               Title                      Ownership %
    -------                             --------                    -----------
George S. Conwill                        VP                                 1
William A. Searles                       Director                           1
All other officers,
 directors & employees                                                      2
Other owners                                                                1

         The Company's affiliate Prime Medical Services, Inc. ("Prime") occupies approximately 5,575 square feet of office space owned by the Company and also shares certain personnel with the Company. Prime pays the Company rent and personnel reimbursements of approximately $7,500 per month. As of April 22, 1999, the Company owned 2,464,803 shares of the common stock of Prime.

         On October 1, 1997, the Company formed Syntera Healthcare Corporation ("Syntera") with an initial ownership of 85%. Syntera specializes in the management of OB/GYN and related medical practices. Certain officers, directors and employees of the Company also invested in Syntera, paying the same price per share for their investment as the Company. These investments were as follows:

                                                                      Initial
      Name                               Title                      Ownership %
     -------                             -------                    -----------
Duane K. Boyd, Jr.                       Senior VP                         .5
William H. Hayes                         Senior VP                         .1
Robert L. Myer                           Director                         1.8
Kenneth S. Shifrin                       Chairman and CEO                 1.3
All others                                                                 .5

         Mr. Boyd and Mr. Shifrin are members of Syntera's Board of Directors.

         In December 1997, the Company guaranteed a loan from a bank to director William A. Searles in the amount of $85,000. To secure its obligations under the guaranty, the Company received a security interest in all rights to certain Stock Option Agreements and to certain securities belonging to Mr. Searles. The excess value of the underlying stock over the exercise price of the options plus the value of the securities was approximately $61,000 at April 22, 1999.

                                PERFORMANCE GRAPH

      The following graph compares the Company's cumulative total stockholder return with the total stockholder returns of all NASDAQ stocks (the "NASDAQ Total") and of all stocks (the "Peer Index") contained in the following three NASDAQ indexes (with each index being given equal weight): Financial, Health Services and Insurance.


     The following is a table representation of the performance graph depicted on page 10 of the print version of the proxy.

NASDAQ INDEX CONVERSION (12/31/93 = 100)

                                            PEER
          FYE            NASDAQ             INDEX            APSG
        -------         --------          ---------       ---------
       12/31/93           100.00            100.00          100.00
       12/31/94            97.75            101.89          118.75
       12/31/95           138.26            138.36          481.25
       12/31/96           170.01            154.94          325.00
       12/31/97           208.58            202.87          356.25
       12/31/98           293.21            184.88          225.00

                         SECTION 16 FILING REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms received by the Company with respect to 1998, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with.

                                 QUORUM; VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         Cumulative voting is not permitted in the election of directors of the Company. On all matters (including election of directors) submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each holder of Common Stock will be entitled to one vote for each share of Common Stock owned of record by such shareholder at the close of business on April 22, 1999.

                              SHAREHOLDER PROPOSALS

         Any shareholder of the Company meeting certain minimum stock ownership and holding period requirements may present a proposal for action at the annual meeting of shareholders to be held in 2000. Such shareholder must deliver the proposal to the executive offices of the Company no later than January 15, 2000, unless the Company notifies the shareholders otherwise. Only those proposals that are proper for shareholder action and otherwise proper may be included in the Company's proxy statement. The Board of Directors will consider nominations for directors of the Company to be elected at the Annual Meeting of Shareholders to be held in 2000 that are submitted in writing by any shareholder of the Company prior to January 15, 2000. Notwithstanding the foregoing, all shareholder proposals must be made in compliance with the applicable provisions of the Bylaws of the Company.

                       ACTION TO BE TAKEN UNDER THE PROXY

         Proxies in the accompanying form which are properly executed and returned will be voted at the meeting and any adjournment(s) thereof and will be voted in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted as follows with respect to such matters: (a) "FOR" the four persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and (b) in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof. The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the meeting. If, however, other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the meeting from time to time.

                              ELECTION OF DIRECTORS

         Pursuant to the Company's Bylaws, the Board of Directors has, by resolution, fixed the number of directors at four, and four directors will be elected. All nominees will be elected to hold office until the next annual meeting of shareholders of the Company and until his successor is elected and qualified. Each nominee is presently a director of the Company and has served continuously since first becoming a director. The Board of Directors held six meetings during the year ended December 31, 1998, and each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the board on which he served.

                                                                  Director of
              Name                                    Age        Company Since

         Brad A. Hummel                                42
         Robert L. Myer                                50              1996
         William A. Searles                            56              1989
         Kenneth S. Shifrin                            50              1987

         Mr. Shifrin has been Chairman of the Board since March 1990. He has been President and Chief Executive Officer since March 1989 and was President and Chief Operating Officer from June 1987 to February 1989. He has been a Director of the Company since February 1987. From February 1985 until June 1987, Mr. Shifrin served as Senior Vice President - Finance and Treasurer. He has been Chairman of the Board of Prime since October 1989. Mr. Shifrin is a member of the Young Presidents' Organization.

         Mr. Hummel is President and Chief Executive Officer of Diagnostic Health Services, Inc., a provider of management services and radiology and cardiology diagnostic services and equipment to hospitals and other healthcare facilities. He was employed by Diagnostic Health Services, Inc. in other capacities from 1984 to 1998.

         Mr. Myer has been a director since June 1996. He is currently an insurance consultant to Americo Life. Prior to the sale of his insurance interests to Americo in October 1998, he had been President and Chief Executive Officer of College Insurance Group, Inc., an insurance holding company which owns 100% of Annuity Service Corp. and Financial Assurance Life Insurance Company. Annuity Service Corp. manages and administers qualified plan annuity and life insurance business for several insurance companies. Financial Assurance Life is a provider of annuity and life insurance products. Mr. Myer founded and served as President and Chief Executive Officer of the NAP Group of Companies. The NAP Group of Companies markets and administers tax-deferred annuity and life insurance programs.

         Mr. Searles has been a director since July 1989. He is an independent business consultant and from 1981 to 1989 was associated with Bear, Stearns & Co., Inc. (an investment banking firm), most recently as an Associate Director/Limited Partner. He has served as a Director of Prime since October 1989.

         Should any nominee named herein for the office of director become unwilling or unable to accept nomination of election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Company may recommend or the Board of Directors of the Company may reduce the number of directors to be elected. The Board of Directors has no reason to believe that any nominee named above will be unwilling or unable to serve.

         The Board recommends a vote FOR each nominee for director.

              CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

         No family relationships exist among the officers or directors of the Company. Except as indicated above, no director of the Company is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

         The Board of Directors has a standing audit committee which, during 1998, consisted of two directors, Mr. Murphy and Mr. Myer. The audit committee held one meeting during the year ended December 31, 1998, at which both members were present. The audit committee meets with the Company's independent auditors, reviews the financial statements of the Company, and recommends to the Board of Directors of the Company the selection of the Company's independent auditors for each fiscal year. The Board has a standing compensation committee which, in 1998, consisted of two directors, Mr. Myer and Mr. Searles.
The compensation committee held four meetings during the year ended December 31, 1998.

         The compensation committee has primary responsibility for determining executive compensation and for recommending option grants to key employees and directors. The Board of Directors has an executive committee which, during 1998, consisted of Mr. Murphy and Mr. Shifrin. The executive committee held no meetings during the year ended December 31, 1998. The executive committee has the authority to take all actions that the Board of Directors of the Company has, except in limited circumstances as described in the Bylaws of the Company and the Texas Business Corporation Act.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company selected KPMG LLP ("KPMG") as independent auditors for the year ended December 31, 1998. KPMG advised the Company that, in accordance with professional standards, it would not perform any non-audit service which would impair its independence for purposes of expressing an opinion on the Company's financial statements. A representative of KPMG will attend the meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. The Audit Committee has not yet made a recommendation of independent auditors for 1999.

                                  OTHER MATTERS

The Board of Directors of the Company does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.



                       By Order of the Board of Directors



                       W. H. HAYES
                       Sr. Vice President and Secretary


Austin, Texas
May 10, 1999

                         Annual Meeting of Shareholders
                    AMERICAN PHYSICIANS SERVICE GROUP, INC.
                                  June 8, 1999


1. Election of Directors:

   [ ] FOR
       (except vote withheld from the following nominee(s))

   [ ] WITHHELD

Nominees:      Brad A. Hummel
               Robert L. Myer
               William A. Searles
               Kenneth S. Shifrin
-----------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFICATION
IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION
TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON
THIS PROXY AND, IN THE DISCRETION OF THE PROXIES, ON ANY
OTHER BUSINESS.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY
PROMPTLY.



SIGNATURE(S)  ___________  DATE________  SIGNATURE(S) ___________ DATE_______

NOTE: Please sign your name exactly as it appears on your stock certificate, date and return promptly. When signing on behalf of a corporation, partnership, estate, trust or any other representative capacity, please sign name and title. For joint accounts, each joint owner should sign.